EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

The following certification is hereby made in connection with the Quarterly Report on Form 10-Q for the quarter period ended March 31, 2023 of Tempo Automation Holdings, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

I, Ryan Benton, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 15, 2023	By:	/s/ Ryan Benton
Ryan Benton
Chief Financial Officer
(Principal Financial and Accounting Officer)

s